J.P. MORGAN TAX AWARE FUNDS

JPMorgan Tax Aware Real Return Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 8, 2024

to the current Summary Prospectuses and Prospectuses, as supplemented

CHANGE IN BENCHMARK. Effective August 8, 2024 (the “Effective Date”), the Fund will change its primary benchmark from the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index to the Bloomberg US Municipal Index. Additionally, the Fund will remove its customized composite index, the Tax Aware Real Return Composite Benchmark, and replace it with a different index, the Bloomberg US Municipal/Inflation SWAP 5 Year Zero Coupon Custom TR Index. There will be no change in the Fund’s investment strategies as a result of the benchmark change.

On the Effective Date, the first paragraph of “The Fund’s Past Performance” section and the “Average Annual Total Returns” table in the “Risk/Return Summary” section of each Summary Prospectus and Prospectus for the Fund are hereby deleted and replaced with the below:

Class A, Class C and Class I Shares

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Bloomberg US Municipal Index, Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg US Municipal/Inflation Swap 5 Year Zero Coupon Custom TR Index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111. The performance figures in the bar chart do not reflect any deduction for the front-end sales charge which is assessed on Class A Shares. If the sales charge were reflected, the performance figures would have been lower.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2023)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	0.77%	1.97%	1.42%
Return After Taxes on Distributions	0.72	1.95	1.39
Return After Taxes on Distributions and Sale of Fund Shares	1.59	1.98	1.57

CLASS C SHARES
Return Before Taxes	3.16	2.25	1.36

CLASS I SHARES
Return Before Taxes	4.93	3.04	2.07

BLOOMBERG US MUNICIPAL INDEX[1]
(Reflects No Deduction for Fees, Expenses or Taxes)	6.40	2.25	3.03

BLOOMBERG U.S. 1-15 YEAR BLEND (1-17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	5.26	2.17	2.58

BLOOMBERG US MUNICIPAL/INFLATION SWAP 5 YEAR ZERO COUPON CUSTOM TR INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	6.02	4.70	3.77

1

Effective August 8, 2024, the Fund’s primary benchmark changed from the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index to the Bloomberg US Municipal Index, which more closely reflects the Fund’s investment universe.

SUP-TARR-824

Class R6 Shares

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R6 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns for the past one year, five years and ten years. The table compares the Fund’s performance to the performance of the Bloomberg US Municipal Index, Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Bloomberg US Municipal/Inflation Swap 5 Year Zero Coupon Custom TR Index. The performance of Class R6 Shares is based on the performance of Class I Shares (which are not offered in this prospectus) of the Fund prior to the inception of Class R6 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares. Prior class performance for Class R6 Shares has been adjusted to reflect differences in expenses between Class R6 Shares and Class I Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2023)

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R6 SHARES
Return Before Taxes	5.04%	3.12%	2.16%
Return After Taxes on Distributions	4.99	3.10	2.15
Return After Taxes on Distributions and Sale of Fund Shares	4.31	2.95	2.25

BLOOMBERG US MUNICIPAL INDEX[2]
(Reflects No Deduction for Fees, Expenses or Taxes)	6.40	2.25	3.03

BLOOMBERG U.S. 1-15 YEAR BLEND (1-17) MUNICIPAL BOND INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	5.26	2.17	2.58

BLOOMBERG US MUNICIPAL/INFLATION SWAP 5 YEAR ZERO COUPON CUSTOM TR INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	6.02	4.70	3.77

1

Effective August 8, 2024, the Fund’s primary benchmark changed from the Bloomberg U.S. 1-15 Year Blend (1-17) Municipal Bond Index to the Bloomberg US Municipal Index, which more closely reflects the Fund’s investment universe.

On the Effective Date, the “More About the Fund — MORE INFORMATION ABOUT THE COMPOSITE BENCHMARK” section of each Prospectus for the Fund are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES

FOR FUTURE REFERENCE